Exhibit 99.2

ARKADOS GROUP, INC. AND SUBSIDIARIES

Unaudited pro formA CONDENSED COMBINED financial statements

as of and for the ELEVEN MONTHS ended APRIL 30, 2017 and

FOR THE YEAR MAY 31, 2016

The following unaudited pro forma condensed combined financial statements give effect to the May 1, 2017 Asset Purchase Agreement whereby Arkados Group, Inc. (the “Company”) acquired substantially all of the operating assets of SolBright Renewable Energy, LLC, a South Carolina Limited Liability Company (“SolBright”) (the “Acquisition”). SolBright is engaged in the solar engineering, procurement and construction business. On May 1, 2017, the parties executed all documents related to the Acquisition. Upon the closing of the Acquisition, the Company received substantially all of the operating assets of SolBright in exchange for (i) a $3,000,000 in cash (the “Cash Payment”), (ii) a Secured Promissory Note in the principal amount of $2,000,000 (the “Secured Promissory Note”) (iii) a Convertible Promissory Note in the principal amount of $6,000,000 (“Preferred Stock Note”), and (iv) the Common Stock Consideration. In addition, the Company assumed $635,832 of scheduled liabilities. The balance of the purchase price in excess of the net assets acquired has been allocated to “goodwill” on the accompanying unaudited pro forma condensed combined balance sheet.

The unaudited pro forma condensed combined balance sheet as of April 30, 2017 together with the unaudited condensed combined statement of operations for the year ended May 31, 2016 and for the eleven months ended April 30, 2017 presented herein gives effect to the Acquisition as if the transaction had occurred at the beginning of such periods and includes certain adjustments that are directly attributable to the transaction which are expected to have a continuing impact on the Company, and are factually supportable, as summarized in the accompanying notes and assumptions.

The pro forma condensed combined financial statements presented herein are unaudited and have been prepared for illustrative purposes only and are not necessarily indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been realized had the Company and SolBright been a combined company during the specified periods. The unaudited pro forma condensed combined financial statements, including the notes and assumptions thereto, are qualified in their entirety by reference, and should be read in conjunction with:

●	The accompanying notes and assumptions to the unaudited pro forma condensed combined financial statements.

●	The audited financial statements of the Company for the year ended May 31, 2016 and the related notes thereto, included in its Annual Report on Form 10-K and the unaudited financial statements of the Company for the nine months ended February 28, 2017 and the related notes thereto, included in its Annual Report on Form 10-Q both as filed with the Securities and Exchange Commission.

●	The audited financial statements of SolBright for the year ended May 31, 2016 and for eleven months ended April 30, 2017, as filed herewith as Exhibit 99.1 to this Form 8-K/Amendment No. 1.

The purchase price allocation for SolBright takes into account the information management believes is reasonable. Nevertheless, the Company has one year from the Closing Date to make a final determination of the purchase accounting allocations; and, according, adjustments may be made to the foregoing allocations for SolBright.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF APRIL 30, 2017

		SolBright
	Arkados	Renewable
	Group, Inc.	Energy, LLC	Excluded	Adj	Pro Forma	Pro Forma
	February 28, 2017	April 30, 2017	Assets (A)	#	Adjustments	Combined

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$10,426	$388,032	$(388,032)	B1	$(3,000,000)
				F	(443,571)
				G1	2,449,166
				G2	780,000	$(203,979)
Accounts receivable/Contracts receivable	12,001	681,299	(681,299)			12,001
Inventories	61,811	—				61,811
Costs and estimated earnings in excess of billing on uncompleted contracts	—	1,057,486	(56,403)			1,001,083
Prepaid expenses and other current assets	122,662	33,175		H	340,000	495,837
Total current assets	206,900	2,159,992				1,366,753

PROPERTY AND EQUIPMENT, NET	6,851	83,116	(62,015)			27,952
OTHER ASSETS	30,384	—		D	2,764,000	2,794,384
GOODWILL	—	—	1,047,567	E	11,991,832	13,039,399

Total assets	$244,135	$2,243,108			$14,881,427	$17,228,488

LIABILITIES AND MEMBERS’ DEFICIT
CURRENT LIABILITIES:
Accounts payable and accrued expenses	$906,479	$1,772,665	(1,772,665)	C1	$141,931
				C2	368,571
				F	(368,571)
				C3	75,000
				F	(75,000)
				C4	50,330
				H	340,000	$1,438,740
Billings in excess of costs and estimate earnings on uncompleted contracts	—	150,586	(47,660)			102,926
Accrued income tax	63,082	—				63,082
Debt subject to equity being issued	456,930	—				456,930
Notes payable	445,832	—				445,832
Convertible debentures, net of debt discount	124,907	—		G1	449,165	574,072
Borrowings under Line of Credit	—	2,000,000		B1	(2,000,000)	—
Notes payable - related parties	—	41,213	(41,213)			—
Total current liabilities	1,997,230	3,964,464				3,081,582

LONG-TERM LIABILITIES:
Long-term convertible debt, net of debt discount	29,458	—				29,458
Senior Secured Promissory Note (“Secured Promissory Note”)	—	—		B2	2,000,000	2,000,000
Convertible Promissory Note (“Preferred Stock Note”)	—	—		B3	6,000,000	6,000,000
Total long-term liabilities	29,458	—				8,029,458

STOCKHOLDERS EQUITY (DEFICIT)
Common stock	1,414	—		B4	400
				G1	83	1,897
Membership interests	—	(1,996,760)	1,996,760
Additional paid-in capital	42,484,648	—		B4	5,119,600
				G1	1,999,918
				I	590,661
				G2	1,848,669	52,043,496
Accumulated deficit	(44,268,615)	275,404	(275,404)	G2	(1,068,669)
				I	(590,661)	(45,927,945)

Total members’ capital (deficit)	(1,782,553)	(1,721,356)				6,117,448

Total liabilities and members’ capital (deficit)	$244,135	$2,243,108			$14,881,427	$17,228,488

3

UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE ELEVEN MONTHS ENDED APRIL 30, 2017

		Conforming	Arkados Group, Inc.	SolBright Renewable
	Arkados Group, Inc.	Period Adjustments	As Adjusted	Energy, LLC
	Nine Months Ended	Arkados Group, Inc.	Eleven Months Ended	Eleven Months Ended	Adj	Pro Forma	Pro Forma
	February 28, 2017	April 30, 2017	April 30, 2017	April 30, 2017	#	Adjustments	Combined

REVENUES:
Sales, net	$1,077,963	$54,430	$1,132,393	$—			$1,132,393
Contract revenues earned	—	—	—	6,441,741			6,441,741
Total revenues	1,077,963	54,430	1,132,393	6,441,741			7,574,134

COSTS OF REVENUES:
Costs of goods sold	690,125	34,847	724,972	—			724,972
Costs of contract revenues earned	—	—	—	5,319,570			5,319,570
Total Costs of revenues	690,125	34,847	724,972	5,319,570			6,044,542

GROSS PROFIT	387,838	19,583	407,421	1,122,171			1,529,592

OPERATING EXPENSES:
Selling, general and adminisrative	1,211,642	269,254	1,480,896	1,203,831	N	$319,167
					O	590,661	3,594,555
Research and development	64,732	14,385	79,117	—			79,117
Legal and professional	—	—	—	306,054			306,054
Depreciation and amortization	—	—	—	48,538	M	512,369	560,907
Total operating expenses	1,276,374	283,639	1,560,013	1,558,423		1,422,197	4,540,633

INCOME (LOSS) FROM OPERATIONS	(888,536)	(264,056)	(1,152,592)	(436,252)		(1,422,197)	(3,011,041)

OTHER INCOME (EXPENSE):
Interest expense	(46,197)	(10,266)	(56,463)	(67,368)	J	(275,000)
					K	(220,000)
					L	(4,642,458)	(5,261,289)
Loss on settlement of liability	(120,580)	—	(120,580)	—			(120,580)
Interest income	—	—	—	1,871			1,871
Total other expense, net	(166,777)	(10,266)	(177,043)	(65,497)		(5,137,458)	(5,379,998)

LOSS BEFORE PROVISION FOR INCOME TAXES	(1,055,313)	(274,322)	(1,329,635)	(501,749)		(6,559,655)	(8,391,039)

Provision for income taxes	(12,363)	—	(12,363)	—			(12,363)

NET LOSS	$(1,067,676)	$(274,322)	$(1,341,998)	$(501,749)		$(6,559,655)	$(8,403,402)

NET LOSS PER SHARE, BASIC AND DILUTED					P		$(0.61)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING, BASIC AND DILUTED					P		13,798,990

4

UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MAY 31, 2016

		SolBright
	Arkados	Renewable	Adj	Pro Forma	Pro Forma
	Group, Inc.	Energy, LLC	#	Adjustments	Combined

REVENUES:
Sales, net	$1,871,030	$—			$1,871,030
Contract revenues earned	—	12,117,326			12,117,326
Total revenues	1,871,030	12,117,326			13,988,356

COSTS OF REVENUES:
Costs of goods sold	909,902	—			909,902
Costs of contract revenues earned	—	10,892,510			10,892,510
Total Costs of revenues	909,902	10,892,510			11,802,412

GROSS PROFIT	961,128	1,224,816			2,185,944

OPERATING EXPENSES:
Selling, general and adminisrative	3,702,665	1,272,167	N	$340,000
			O	590,661	5,905,493
Research and development	337,375	—			337,375
Legal and professional	—	134,823		—	134,823
Depreciation and amortization	—	48,867	M	558,948	607,815
Total operating expenses	4,040,040	1,455,857		1,489,609	6,985,506

INCOME (LOSS) FROM OPERATIONS	(3,078,912)	(231,041)		(1,489,609)	(4,799,562)

OTHER INCOME (EXPENSE):
Interest expense	(29,288)	(14,292)	J	(300,000)
			K	(240,000)
			L	(4,714,392)
					(5,297,972)
Loss on translation adjustment	(1,131)	—			(1,131)
Interest income	—	170			170
Gain on sale of property and equipment	—	1,661			1,661
Total other expense, net	(30,419)	(12,461)		(5,254,392)	(5,297,272)

NET LOSS	$(3,109,331)	$(243,502)		$(6,744,001)	$(10,096,834)

NET LOSS PER SHARE, BASIC AND DILUTED			P		$(0.83)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING, BASIC AND DILUTED			P		12,126,367

5

ARKADOS GROUP, INC.

NOTES AND ASSUMPTIONS TO THE UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE 1 - Acquisition of SolBright Renewable Energy, LLC

On May 1, 2017, pursuant to an Asset Purchase Agreement dated May 1, 2017 (the “Asset Purchase Agreement”) with SolBright Renewable Energy, LLC (“SolBright”), the Company acquired substantially all of the assets, and certain specified liabilities, of SolBright used in the operation of SolBright’s solar engineering, procurement and construction business (the “SolBright Assets”, the transaction shall collectively be referred to herein as the “Acquisition”).

In consideration for the purchase of the SolBright Assets, the Company delivered to SolBright (i) $3,000,000 in cash (the “Cash Payment”), (ii) a Secured Promissory Note in the principal amount of $2,000,000 (the “Secured Promissory Note”), described below, (iii) a Convertible Promissory Note in the principal amount of $6,000,000 (the “Preferred Stock Note”), described below, and (iv) the Common Stock Consideration, described below.

The Secured Promissory Note matures on May 1, 2020 barring any events of default, and that maturity date shall accelerate and the Secured Promissory Note along with accrued but unpaid interest shall be paid in full on the closing of an equity financing in which the Company issues equity securities which yield gross cash proceeds to the Company of at least $10,000,000 (excluding redeemable or convertible notes) or results in a change of control of the Company. The Company shall make prepayments of principal on a quarterly basis pursuant to the terms of the Secured Promissory Note if such funds are available. The Secured Promissory Note bears interest at 15% per annum, payable on a quarterly basis with the first payment due on May 31, 2017. The Secured Promissory Note is secured with a second priority lien on the Company’s accounts receivable relating to the solar engineering, procurement and construction business of SolBright acquired by it pursuant to the Asset Purchase Agreement, with such lien being junior only to the first priority security position granted pursuant to the AIP Note Purchase Agreement and the Security Agreement, both dated May 1, 2017.

The Preferred Stock Note matures on July 31, 2018 barring any demands following an event of default, provided that the Company shall make prepayments of principal on a quarterly basis pursuant to the terms of the Preferred Stock Note if such funds are available. The Preferred Stock Note bears interest at 4% per annum, provided that upon and during an event of default it shall bear interest at 12% per annum. Interest is payable quarterly in arrears commencing on May 1, 2017 and on the first business day of each August, November, February and May thereafter. The Preferred Stock Note will automatically convert, on the date that the Company’s Certificate of Designation for the Company’s 4% Series A Convertible Preferred Stock is filed with the Secretary of State of the State of Delaware and becomes effective, into a number of shares of the Company’s Series A 4% Convertible Preferred Stock, par value $0.0001 per share, equal to the outstanding principal and interest on the Preferred Stock Note divided by $1.50 per share, as adjusted for any stock splits, stock dividends, recapitalizations, combinations and the like that may occur prior to such conversion. The Company has agreed in the Asset Purchase Agreement to take the actions required for the automatic conversion of the Preferred Stock Note promptly following the closing of the Asset Purchase.

In connection with the Asset Purchase Agreement, and in addition to the consideration represented by the Cash Payment, the Secured Promissory Note and the Preferred Stock Note, the Company issued to SolBright 4,000,000 shares of the Company’s common stock at $1.28 per share (the “Common Stock Consideration”). The Common Stock Consideration is subject to anti-dilution protection if, within 120 days of the closing of the Asset Purchase, the Company sells shares of its common stock at a price per share that is less than one dollar per share, in which case it shall issue additional shares of common stock to SolBright so that the total number of shares the Company has issued to SolBright equals $4,000,000 divided by such lower price per share.

The Company’s non-exclusive placement agent for the AIP Financing and the 2017 Convertible Notes Private Placement and earned a fee equal to 8% of the aggregate gross cash proceeds from each of these transactions.

The purchase price for the SolBright Assets was allocated as follows:

Costs in excess of billing	$1,001,083
Other current assets	33,175
Property and equipment	21,101
Intangible assets	2,764,000
Goodwill	13,039,399
Total assets acquired	$16,858,758

Accounts payable and accrued liabilities	635,832
Billings in excess of WIP	102,926
Total liabilities assumed	738,758
Net assets acquired	$16,120,000

The purchase price consists of the following:
Cash	3,000,000
Convertible note	6,000,000
Senior Secured Promissory Note	2,000,000
Common stock	5,120,000
Total purchase price	$16,120,000

Goodwill is the excess of the purchase price over the preliminary fair value of the underlying net tangible and identifiable intangible assets. In accordance with applicable accounting standards, goodwill is not amortized but instead is tested for impairment at least annually or more frequently if certain indicators are present.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The unaudited pro forma condensed combined financial statements have been compiled in a manner consistent with the accounting policies adopted by the Company. The accounting policies of SolBright were not deemed to be materially different to those adopted by the Company.

NOTE 3 – ACQUISITION-RELATED COSTS

In conjunction with the acquisition, the Company incurred acquisition-related charges, related primarily to investment banking, legal, accounting and other professional services.

NOTE 4 – PROFORMA ADJUSTMENTS

The unaudited pro forma condensed combined financial statements are based upon the historical financial statements of the Company and SolBright and certain adjustments which the Company believes are reasonable to give effect to the Acquisition. These adjustments are based upon currently available information and certain assumptions, and therefore the actual impacts will likely differ from the pro forma adjustments. As discussed above in Note 1, the fair value amounts assigned to the identifiable assets acquired and liabilities assumed are considered preliminary at this time. However, the Company believes that the preliminary determination of fair value of acquired assets and assumed liabilities and other related assumptions utilized in preparing the unaudited pro forma condensed combined financial statements provide a reasonable basis for presenting the pro forma effects of the Acquisition.

Balance Sheet as of April 30, 2017

The adjustments made in preparing the unaudited pro forma condensed balance sheet as of April 30, 2017 are as follows:

A.	To eliminate the assets and liabilities of SolBright not subject to the Acquisition and to eliminate the equity and accumulated deficit accounts of SolBright pursuant to the Acquisition.

B.	The Company paid $16,120,000 for the SolBright Assets, comprised of:

1.	a cash payment of $3,000,000; $2,000,000 of which was paid directly to SolBright’s bank as payment in full against the Borrowings under Line of Credit;
2.	a Senior Secured Promissory Note in the principal amount of $2,000,000 (the “Secured Promissory Note”);
3.	a Convertible Promissory Note in the principal amount of $6,000,000 (the “Preferred Stock Note”); and
4.	the issuance of 4,000,000 shares of the Company’s common stock. An independent valuation firm reported the fair value of the Company’s common stock as of the Acquisition date at $1.28 per share to be $5,120,000.

C.	In addition, the Company assumed $635,832 of liabilities, comprised of:

1.	$141,931 of scheduled liabilities;
2.	368,571 of subcontractor accounts payable;
3.	$75,000 of legal fees; and
4.	$50,330 of credit card obligations.

D.	To record SolBright’s intangible assets utilized to deliver services in the solar engineering, procurement and construction business at fair value. An independent valuation firm reported the fair value of the Intangible Assets as of the Acquisition date to be reasonably represented as follows:

IP/Technology	$729,000
Customer Base	853,000
Tradenames - Trademarks	1,171,600
Non-compete Agreements	10,400
$2,764,000

E.	Goodwill is the excess of the purchase price over the preliminary fair value of the underlying net tangible and identifiable intangible assets.

F.	The Company paid $443,571 to SolBright at closing of the Acquisition, comprised of $75,000 of the Seller’s legal fees and $368,571 “true-up” representing costs incurred on solar construction projects acquired by the Company.

G.	The Company financed the Acquisition of SolBright Assets in several financing transactions:

1.	AIP Asset Management (“AIP”). On May 1, 2017, the Company issued 10% Secured Convertible Promissory Notes in the aggregate principal amount of $2,500,000 (the “AIP Financing”). Additionally, on May 1, 2017, AIP participated in the Company’s private placement of common stock in which AIP purchased 833,334 units for $500,000, consisting of 833,334 shares of common stock and three-year warrants to purchase 833,334 shares of the Company’s common stock at an exercise price of $1.00 per share. Proceeds to the Company were $2,449,166 (after OID costs of $375,000 and deferred financing costs of $175,834 for security agent and monitoring fees.) Additionally, the Company recorded debt discount of $38,337 related to the restricted shares issued, a debt discount of $74,530 related to the beneficial conversion feature, an OID of $15,000 and deferred finance cost of $6,000.

2.	The Company closed a private placement of $900,000 principal amount of 9% Convertible Promissory Notes, together with common stock purchase warrants with L2 Capital LLC and SBI Investments LLC (the “Note Investors”). Proceeds to the Company were $780,000 (after OID costs of $108,000 and deferred financing costs of $12,000 for Note Investors’ legal fees.) Additionally, the Company recorded debt discount of $560,343 related to the warrants issued and a debt discount of $219,657 related to the beneficial conversion feature.

H.	In connection with the financing transactions (G above), the Company incurred finder’s fee costs to two parties totaling $340,000.

I.	In connection with the Acquisition, the Company granted 2,500,000 options to the President of SES (the “SES President”) under his employment agreement dated April 28, 2017, with exercise prices ranging from $1.00 to $2.00 per share. The employment agreement calls for additional grants of 2,500,000 options on the first and second anniversary of the SES President’s continuous service. Total expense related to these options totaled $590,661.

Statements of Operations

The adjustments made in preparing the unaudited condensed combined statement of operations for the year ended May 31, 2016 and for the eleven months ended April 30, 2017 are as follows:

J.	The Secured Promissory Note in the principal amount of $2,000,000 (B.2.) bears interest at interest at fifteen percent (15%) per annum. Interest expense is presented in the accompanying proforma condensed combined statement of operations for the year ended May 31, 2016 and for the eleven months ended April 30, 2017 as if the note had been outstanding during the periods had the Acquisition occurred as of June 1, 2015 and June 1, 2016, respectively.

K.	The Convertible Promissory Note in the principal amount of $6,000,000 (B.3.) bears interest at interest at four percent (4%) per annum. Interest expense is presented in the accompanying proforma condensed combined statement of operations for the year ended May 31, 2016 and for the eleven months ended April 30, 2017 as if the note had been outstanding during the periods had the Acquisition occurred as of June 1, 2015 and June 1, 2016, respectively.

L.	The notes issued under the AIP Financing and to the Note Investors (G.1. and G.2 above) include debt discounts totaling $2,950,834. Interest expense on the notes and amortization of the discounts are presented in the accompanying pro forma condensed statement of operations for the year ended May 31, 2016 and for the eleven months ended April 30, 2017 as if the note had been outstanding during the periods had the Acquisition occurred as of June 1, 2015 and June 1, 2016, respectively.

M.	The Company recorded intangible assets of $2,764,000 (D above) and equipment of $21,101 as part of the Acquisition. Amortization and depreciation expense is presented in the accompanying pro forma condensed combined statement of operations for the year ended May 31, 2016 and for the eleven months ended April 30, 2017 as if these intangible assets and equipment had been recorded and the Acquisition occurred as of June 1, 2015 and June 1, 2016, respectively.

N.	In connection with the financing transactions (G above), the Company incurred finder’s fee costs to two parties totaling $340,000. Amortization expense related to these finder’s fees is presented in the accompanying pro forma condensed combined statement of operations for the year ended May 31, 2016 and for the eleven months ended April 30, 2017 as if these finders’ fees had been recorded and the Acquisition occurred as of June 1, 2015 and June 1, 2016, respectively.

O.	In connections with the Acquisition, the Company granted 2,500,000 options to the President of SES (I above). Stock based compensation expense related to these option grants are presented in the accompanying pro forma condensed combined statement of operations for the year ended May 31, 2016 and for the eleven months ended April 30, 2017 as if these options had been granted and the Acquisition occurred as of June 1, 2015 and June 1, 2016, respectively.

P.	Pro forma basic and diluted loss per common share information presented in the accompanying pro forma condensed combined statement of operations for the year ended May 31, 2016 and for the eleven months ended April 30, 2017 is based on the weighted average number of common shares which would have been outstanding during the periods had the Acquisition occurred as of June 1, 2015 and June 1, 2016, respectively.

The unaudited pro forma condensed combined financial statements do not include any adjustment of non-recurring costs incurred or to be incurred after May 1, 2017 by both the Company and SolBright to consummate the Acquisition, except as noted above. Acquisition costs include fees payable for investment banking services, legal fees and accounting and auditing fees. Such costs will be expensed as incurred.